EXHIBIT 10.64

INTERCREDITOR

AND SUBORDINATION AGREEMENT

(Nidiffer)

INTERCREDITOR AND SUBORDINATION AGREEMENT, dated as of December 29, 2003 by and among the persons listed on the signature pages to this Agreement as Subordinated Creditors (collectively referred to herein with any other holder of the Subordinated Obligations (as hereinafter defined) from time to time, the “Subordinated Creditors”), C & K MARKET, INC., an Oregon corporation (together with its successors and assigns, the “Company”), and UNIFIED WESTERN GROCERS, INC., a California corporation (together with its successors and assigns, “UWG”).

W I T N E S S E T H

WHEREAS, pursuant to that certain Preferred Stock Purchase Agreement dated as of December 19, 2000, by and between the Company and UWG, UWG has heretofore purchased Eighty Thousand (80,000) shares (the “Old UWG Shares”) of the Company’s Preferred Stock, Series A-1, no par value (the “Old Series A Preferred”); and

WHEREAS, the Company contemplates a recapitalization and exchange of all of the issued and outstanding shares of capital stock of the Company (the “Recapitalization”); and

WHEREAS, the Company and UWG have agreed pursuant to that certain Series A Preferred Stock Exchange Agreement, dated as of the date hereof, by and between the Company and UWG (the “Exchange Agreement”), that all of the Old UWG Shares will be exchanged for, and the obligation of the Company to pay to UWG the dividends accrued with respect to the Old UWG Shares but unpaid as of the Closing Date will be discharged and satisfied in full, in return for the issuance and delivery by the Company to UWG of Ninety-Five Thousand (95,000) shares of the Company’s newly issued Series A-2 nonconvertible preferred shares, without par value (the “New Series A Preferred”) and for certain other consideration described in the Exchange Agreement; and

WHEREAS, in connection with the Recapitalization, Subordinated Creditors shall be issued subordinated promissory notes (the “Subordinated Notes”) in the aggregate principal amount of $10,000,000, certain shares of additional common stock of the Company, and may hereafter be issued certain Series B Preferred Stock of the Company (the “New Series B Preferred”); and

WHEREAS, it is a condition to the obligation of UWG to effect the Exchange that the Subordinated Creditors enter into this Agreement;

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereby agree as follows:

1. Definitions. As used herein, the following terms shall have the following meanings:

“Agreement”: this Intercreditor and Subordination Agreement, as the same may be amended, supplemented or otherwise modified from time to time.

“Default”: any event or circumstance which, with the giving of notice, the passage of time, or both, would constitute an Event of Default.

“Event of Default”: the occurrence of any of the following events or circumstances, for whatever reason:

(a) any “Put Default” occurs under the Shareholders Agreement; or

(b) any of the parties to the Continuing Guaranty (the “Continuing Guaranty”) of even date herewith made by the Douglas Nidiffer, Rex Scoggins and Larry Hage in favor of UWG default thereunder or under their other various agreements in favor of UWG; or

(c) the occurrence of any circumstance which, under the Continuing Guaranty, requires the Guarantors to make any payment thereunder (whether or not such payments are honored); or

(d) the occurrence of any Senior Default (as defined in the articles of incorporation of the Company, as amended and restated substantially concurrently herewith in connection with the transactions contemplated by the Exchange Agreement).

“GECC Subordination Agreement”: that certain Subordination and Intercreditor Agreement dated as of December 29, 2003 by and among the Subordinated Creditors, the Company and General Electric Capital Corporation as Agent.

“Insolvency Event”: (A) The Company commencing any case, proceeding or other action (1) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization, conservatorship or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (2) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Company making a general assignment for the benefit of its creditors; or (B) there being commenced against the Company any case, proceeding or other action of a nature referred to in clause (A) above which (1) results in the entry of an order for relief or any such adjudication or appointment or (2) remains undismissed, undischarged or unbonded for a period of 60 days; or (C) there being commenced against the Company any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (D) the Company taking any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (A), (B) or (C) above; or (E) the Company generally not paying, or being unable to pay, or admitting in writing its liability to pay, its debts as they become due.

“Payment or Distribution”: any payment or distribution of assets of any kind or character, whether in cash, property or securities, on or with respect to the Subordinated Obligations, including without limitation any principal of or interest on the Subordinated Obligations.

“Senior Agreements”: the Series A Preferred Stock Exchange Agreement, of even date herewith, between the Company and UWG, the Supply Agreement between the Company and UWG, the Shareholders Agreement, the Right of First Refusal Agreement of even date herewith among the Company, UWG and certain shareholders of the Company, and (to the extent of any rights of UWG thereunder) the articles of incorporation of the Company, in each case as such agreements may be amended, supplemented or otherwise modified from time to time, and each of the instruments, documents and agreements executed in connection therewith.

“Senior Obligations”: the collective reference to all obligations of the Company in respect of the Series A Preferred, the Supply Agreement and the other Senior Agreements (including, without limitation, dividends accruing at the then applicable rate) whether before or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Company, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, the Series A Preferred, the Supply Agreement or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to UWG that are required to be paid by the Company pursuant to the terms of this Agreement, the Supply Agreement or any Series A Preferred).

“Series A Preferred”: the Series A Preferred stock of the Company, and all rights to dividends and distributions in respect to such stock.

“Shareholders Agreement” means the Shareholders Agreement of even date herewith among the Company, UWG and certain shareholders of the Company, as amended from time to time.

“Subordinated Obligations”: All obligations and liabilities of the Company to the Subordinated Creditors, including without limitation their obligations in respect of the Subordinated Notes, all rights to dividends and distributions (whether in the ordinary course or upon dissolution and liquidation of the Company) in respect of common stock or preferred stock of the Company held by the Subordinated Creditors, and all other rights to payment, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise.

(c) The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement, and section and paragraph references are to this Agreement unless otherwise specified.

(d) The meanings given in terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) The expression “prior payment in full,” “payment in full,” “paid in full” and any other similar terms or phrases when used herein with respect to the Senior Obligations shall mean the indefeasible payment in full, in immediately available funds, of all of the Senior Obligations and termination of any commitment to make any further loans or other extensions of credit under the Series A Preferred.

2. Subordination.

(a) The Company and the Subordinated Creditors agree, as the case may be, and each future holder of the Subordinated Obligations by accepting the same agrees, that the Subordinated Obligations are expressly “subordinate and junior in right of payment” (as that phrase is defined in paragraph 2(b)) to all Senior Obligations.

(b) “Subordinate and junior in right of payment” means that (1) no part of the Subordinated Obligations shall have any claim to the assets of the Company on a parity with or prior to the claim of the Senior Obligations; and (2) without the express prior written consent of UWG, (A) the Subordinated Creditors will not take, demand or receive from the Company, and the Company will not make, give or permit, directly or indirectly, by set off, redemption, purchase or in any other manner, any Payment or Distribution, or security for the whole or in part of the Subordinated Obligations; provided, that so long as no Default or Event of Default under the Senior Agreements has occurred and is continuing or would occur as a result of any such payment, subject to the Company’s Articles of Incorporation (as amended or restated), the Company may make, and the Subordinated Creditors may receive, regularly scheduled payments on the Subordinated Obligations in the ordinary course of Company’s business; (B) the Subordinated Creditors shall not accept any prepayment of the Subordinated Obligations, and (C) the Subordinated Creditors will not accelerate for any reason the scheduled maturities of any amount owing under the Subordinated Obligations.

3. Additional Provisions Concerning Subordination.

(a) The Subordinated Creditors and the Company agree that upon the occurrence of any Insolvency Event: (1) all Senior Obligations shall be paid in full before any Payment or Distribution is made or received by the Subordinated Creditors; and (2) any Payment or Distribution to which the Subordinated Creditors would be entitled except for the provisions hereof, shall be paid or delivered by the Company, or any receiver, trustee in bankruptcy, liquidating trustee, disbursing agent or other Person making such Payment or Distribution, directly to UWG to the extent necessary to pay in full all Senior Obligations, before any Payment or Distribution shall be made to the Subordinated Creditors.

(b) Upon the occurrence and during the continuance of any event or proceeding described in clause (A) of the definition of “Insolvency Event” commenced by or against the Company:

(i) Each of the Subordinated Creditors irrevocably authorizes and empowers UWG (A) to demand, sue for, collect and receive for and on behalf of the Subordinated Creditors every Payment or Distribution on account of the Subordinated Obligations payable or deliverable in connection with such Insolvency Event and give acquittance therefor, and (B) to file claims and proofs of claim in any statutory or non-statutory proceeding against the Company on account of the Subordinated Obligations and to vote such proofs of claim in any such proceeding and take such other actions, in its own name as UWG, or in the name of the Subordinated Creditors or otherwise, as UWG may deem necessary or advisable for the enforcement of the provisions of this Agreement; provided, however, that the foregoing authorization and empowerment imposes no obligation on UWG to take any such action and that, in voting such proofs of claim in any such proceeding, UWG may act in a manner consistent with its sole interest and shall have no duty to take any action to optimize or maximize the Subordinated Creditors’ recovery with respect to its claim;

(ii) the Subordinated Creditors shall take such action, duly and promptly, as UWG may request from time to time (A) to demand, sue for, collect and receive the Subordinated Obligations for the account of UWG and (B) to file appropriate proofs of claim in respect of the Subordinated Obligations; and

(iii) the Subordinated Creditors shall execute and deliver such powers of attorney, assignments or proofs of claim or other instruments as UWG may request to enable UWG to enforce any and all claims in respect of the Subordinated Obligations and to collect and receive any and all payments and distributions which may be payable or deliverable at any time upon or in respect of the Subordinated Obligations.

(c) If any Payment or Distribution shall be collected or received by the Subordinated Creditors except as expressly permitted pursuant to this Agreement, the Subordinated Creditors forthwith shall deliver the same to UWG, in the form received, duly endorsed to UWG, if required, to be applied to the payment or prepayment of the Senior Obligations until the Senior Obligations are paid in full. Until so delivered, such Payment or Distribution shall be held in trust by the Subordinated Creditors as the property of UWG, segregated from other funds and property held by the Subordinated Creditors.

(d) The Subordinating Creditors expressly agree that they shall vote their equity securities in the Company in a manner which directs and authorizes the Company to perform its obligations under the Senior Documents, and in any event in support of the amendment and restatement of the Company’s articles of incorporation in a manner consistent with the requirements of the Senior Documents.

4. Subrogation. Following the retirement and redemption of the Senior Obligations, and only then, the Subordinated Creditors shall be subrogated to the rights of UWG to receive payments or distributions of assets of the Company. For the purposes of such subrogation, no

Payments or Distributions to UWG to which the Subordinated Creditors would be entitled except for the provisions of this Agreement shall be deemed, as between the Company and its creditors other than UWG and the Subordinated Creditors, to be a payment by the Company to or on account of the Subordinated Obligations, it being understood that the provisions of this Agreement are, and are intended solely, for the purpose of defining the relative rights of the Subordinated Creditors, on the one hand, and UWG, on the other hand.

5. Consent of Subordinated Creditors.

(a) Each of the Subordinated Creditors consents that, without the necessity of any reservation of rights against the Subordinated Creditors, and without notice to or further assent by such Subordinated Creditors:

(i) any demand for payment of any Senior Obligations made by UWG may be rescinded in whole or in part by UWG, and the Senior Obligations, or the liability of the Company or any other party upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, or any obligation or liability of the Company or any other party under the Senior Agreements or any other agreement, may, from time to time, in whole or in part, be increased, continued, renewed, extended, modified, accelerated, compromised, waived, surrendered, or released by UWG; and

(ii) the Series A Preferred may be amended or modified as UWG may deem advisable from time to time, and any collateral security at any time held by UWG for the payment of any of the Senior Obligations may be sold, exchanged, waived, surrendered or released, in each case all without notice to or further assent by the Subordinated Creditors, who will remain bound under this Agreement, and all without impairing, abridging, releasing or affecting the subordination and other provisions hereof.

(b) The Subordinated Creditors acknowledge and agree that UWG has relied upon the subordination and other provisions hereof and in making funds available to the Company. The Subordinated Creditors waive any and all notice of the creation, renewal, increase, extension or accrual of any of the Senior Obligations and notice of or proof of reliance by UWG upon this Agreement, and any defects in the issuance of the Series A Preferred. The Senior Obligations, and any of them, shall be deemed conclusively to have been created, contracted or incurred in reliance upon this Agreement, and all dealings between the Company and UWG shall be deemed to have been consummated in reliance upon this Agreement. The Subordinated Creditors waive notice of or proof of reliance on this Agreement and protests, demand for payment and notice of default.

(c) The Subordinated Creditors waive any right they might have to require that UWG marshall any collateral.

(d) The Subordinated Creditors shall not have or acquire any lien on any property of the Company in support of the Subordinated Obligations without the prior written consent of UWG.

6. Negative Covenants of the Subordinated Creditors. So long as any of the Senior Obligations shall remain outstanding, the Subordinated Creditors shall not (and hereby release and waive any right to), without the prior written consent of UWG:

(a) sell, assign, or otherwise transfer, in whole or in part, the Subordinated Obligations or any interest therein to any other Person (a “Transferee”) or create, incur or suffer to exist any security interest, lien, charge or other encumbrance whatsoever upon the Subordinated Obligations in favor of any Transferee unless (1) such action is made expressly subject to this Agreement and (2) the Transferee expressly acknowledges to UWG, by a writing in form and substance satisfactory to UWG, the subordination and other provisions hereof and agrees to be bound by all of the terms hereof applicable to the Subordinated Creditors;

(b) permit any of the Subordinated Notes to be amended, modified or otherwise supplemented;

(c) commence, or join with any creditors other than UWG in commencing any proceeding referred to in clause (A) of the definition of “Insolvency Event”;

(d) assert, collect, or enforce all or any part of the Subordinated Obligations or any claims in respect thereof, except as specifically provided for herein; or

(e) take any action to foreclose upon, take possession of, liquidate or proceed against any property or assets of Company, or otherwise institute any action or proceeding, to serve or provide for payment of the Subordinated Obligations or otherwise exercise any rights or remedies under or with respect to the Subordinated Obligations or hinder or delay UWG in the exercise of any rights and remedies under or in respect of the Senior Obligations.

7. Senior Obligations Unconditional. All rights and interests of UWG hereunder, and all agreements and obligations of the Subordinated Creditors and the Company hereunder, shall be absolute and irreversible notwithstanding (a) any lack of validity or enforceability of any Series A Preferred; (b) any change in time, manner or place of payment of, or in any other term of, all or any of the Senior Obligations, any increase in the amount of the Senior Obligations, or any amendment or waiver or other modification, whether by course of conduct or otherwise, of the terms of any Series A Preferred; (c) any exchange, release or nonperfection of any security interest in any Collateral, or any release, amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Senior Obligations or any guarantee thereof; or (d) any other circumstances which otherwise might constitute a defense available to, or a discharge of, the Company in respect of the Senior Obligations, or of the Subordinated Creditors or the Company in respect of this Agreement.

8. Representations and Warranties. The Subordinated Creditors represents and warrants to UWG that:

(a) the Subordinated Obligations

(i) are owned or will be owned by the Subordinated Creditors free and clear of any security interests, liens, charges or encumbrances whatsoever arising from, through or under the Subordinated Creditors, other than the interest of UWG under this Agreement,

(ii) are payable solely and exclusively to the Subordinated Creditors and to no other Person and are payable without deduction for any defense, offset or counterclaim, and

(iii) constitute the only evidence of the obligations evidence of the obligations evidenced thereby;

(b) this Agreement constitutes a legal, valid and binding obligation of the Subordinated Creditors, subject to applicable bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors’ rights and to equitable principles of general applicability;

(c) the execution, delivery and performance of this Agreement will not violate any law or regulation, or any order or decree of any court or governmental instrumentality, will not conflict with or result in the breach or termination of, constitute a default under or accelerate any performance required by any indenture, mortgage, deed of trust, lease, agreement or other instrument to which any of the Subordinated Creditors is a party and will not result in the creation or imposition of any Lien on any of the properties of the Subordinated Creditors, except the interest of UWG under this Agreement; and

(d) no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any creditor of any of the Subordinated Creditors), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

9. No Representation by UWG. UWG has not made, do not hereby or otherwise make to the Subordinated Creditors, any representations or warranties, express, or implied, nor does UWG assume any liability to the Subordinated Creditors with respect to: (a) the financial or other condition of obligors under any instruments of guarantee, if any, with respect to the Senior Obligations, (b) the enforceability, validity, value or collectability of the Senior Obligations or the Subordinated Obligations, any collateral therefor, or any guarantee or security which may have been granted in connection with any of the Senior Obligations or the Subordinated Obligations or the validity, priority or perfections of any Liens, or (c) the Company’s title or right to transfer any collateral or security.

10. Waiver of Claims. To the maximum extent permitted by law, the Subordinated Creditors waive any claim it might have against UWG with respect to, or arising out of, any action or failure to act or any error of judgment, negligence, or mistake or oversight whatsoever on the part of UWG or its directors, officers, employees or agents with respect to any exercise of rights or remedies under the Series A Preferred or any transaction relating to this Collateral. Neither UWG nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Company or the Subordinated Creditors or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

11. Bankruptcy. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Event. The Subordinated Creditors agree that UWG may consent to the use of cash collateral or provide financing to the Company on such terms and conditions and in such amounts as UWG, in its sole discretion may decide and that, in connection with such cash collateral usage or such financing, the Company (or a trustee appointed for the estate of the Company) may grant to UWG liens and security interests upon all or any part of the assets of the Company, which liens and security interests (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the petition for relief or arise thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of the Company, if any, held by the Subordinated Creditors. All allocations of payments between UWG and the Subordinated Creditors shall, subject to any court order, continue to be made after the filing of a petition under the United States Bankruptcy Code, as amended (the “Bankruptcy Code”), or any similar proceeding on the same basis that the payments were to be allocated prior to the date of such filing. The Subordinated Creditors agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of security interests, liens or other claims under Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if UWG has consented to such sale or disposition of such assets. In the event that the Subordinated Creditors has or at any time acquired any security for the Subordinated Obligations, the Subordinated Creditors agrees not to assert any right it may have to “adequate protection” of its interest in such security in any bankruptcy proceeding and agree that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of UWG. The Subordinated Creditors waive any claim they may now or hereafter have arising out of UWG’ election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code, and/or any borrowing or grant of a security interest under Section 364 of the Bankruptcy Code by the Company, as debtor in possession. The Subordinated Creditors agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action or other proceeding (i) challenging the enforceability of UWG’ claim, (ii) challenging the enforceability of any liens or security interests in assets securing the Senior Obligations or (iii) asserting any claims which the Company may hold with respect to UWG. The Subordinated Creditors agrees that it will not seek participation or participate on any creditors’ committee without UWG’ prior written consent. In the event that UWG consent to such participation, at the request of UWG, the Subordinated Creditors will resign from its position on such committee.

12. Invalidated Payments. To the extent that UWG receive payments on, or proceeds of Collateral for, the Senior Obligations which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then to the extent of such payment or proceeds received, the Senior Obligations, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by UWG.

13. Further Assurances. The Subordinated Creditors and the Company, at their own expense and at any time from time to time, upon the written request of UWG will promptly and duly execute and deliver such further instruments and documents and take such further actions as UWG reasonably may request for the purposes of obtaining or preserving the full benefits of this Agreement and of the rights and power herein granted.

14. Provisions Define Relative Rights. This Agreement is intended solely for the purpose of defining the relative rights of UWG on the one hand and the Subordinated Creditors on the other, and no other Person shall have any right, benefit or other interest under this Agreement.

15. Power Coupled With An Interest. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable.

16. Specific Performance. UWG is hereby authorized to demand specific performance of this Agreement at any time when the Subordinated Creditors shall have failed to comply with any of the provisions of this Agreement applicable to the Subordinated Creditors whether or not the Company shall have complied with any of the provisions hereof applicable to the Company, and the Subordinated Creditors hereby irrevocably waive any defense based on the adequacy of a remedy at law which might be asserted as a bar to such remedy of specific performance.

17. Notices. Except as otherwise provided herein, whenever it is provided herein that any notice, demand, request, content, approval, declaration or other communication shall or may be given to or served upon any of the parties by any other party, or whenever any of the parties desires to give or serve upon any other party any communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be given in the manner as provided for in the Senior Agreements; provided that any notice to the Subordinated Creditors shall be at its address or transmission number for notices set forth under its signature below.

18. Counterparts. This Agreement may be executed by one or more of the parties on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

19. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

20. Integration. This Agreement represents the agreement of UWG and the Subordinated Creditors with respect to the subject matter hereof and there are no promises or representations by UWG or the Subordinated Creditors relative to the subject matter hereof not reflected herein.

21. Amendments in Writing; No Waiver; Cumulative Remedies.

(a) None of the terms or provisions of his Agreement may be waived, amended, supplemented or otherwise modified except by a written instrument executed by UWG, the Company and the Subordinated Creditors; provided that any provision of this Agreement may be waived by UWG in a letter or agreement executed by UWG or by telex or facsimile transmission from UWG.

(b) No failure to exercise, nor any delay in exercising, on the part of UWG, any right, power or privilege under shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(c) The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

22. Paragraph Headings. The paragraph headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

23. Successors and Assigns. This Agreement shall be binding upon the successors and assigns of the Company and the Subordinated Creditors and shall inure to the benefit of UWG and their successors and assigns.

24. GOVERNING LAW; CONSENT TO JURISDICTION AND VENUE. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN ANY OF HE LOAN DOCUMENTS, IN ALL RESPECTS, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE, AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA. EACH OF THE COMPANY, THE SUBORDINATED CREDITORS AND UWG HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CALIFORNIA SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES AMONG THE COMPANY, THE SUBORDINATED CREDITORS AND UWG PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OF THE SERIES A PREFERRED, PROVIDED, THAT THE PARTIES HEREBY ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF SAN FRANCISCO, CALIFORNIA AND, PROVIDED, FURTHER, THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE UWG FROM BRINGING IT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE SENIOR OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF UWG. EACH OF THE COMPANY AND THE SUBORDINATED CREDITORS EXPRESSLY SUBMITS

AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH OF THE COMPANY AND THE SUBORDINATED CREDITORS HEREBY WAIVE ANY OBJECTION WHICH THEY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS. EACH OF THE COMPANY AND THE SUBORDINATED CREDITORS HEREBY WAIVE PERSONAL SERVICE OF THE SUMMONS, COMPLAINTS AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO IT AT THE ADDRESS SET FORTH IN THE SENIOR AGREEMENTS OR BENEATH HIS SIGNATURE LINE BELOW, AS THE CASE MAY BE, AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF THE COMPANY’S OR ANY SUBORDINATED CREDITORS’ ACTUAL RECEIPT THEREOF OR THREE DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID.

28. MUTUAL WAIVER OF JURY TRIAL. BECAUSE DISPUTES ARISING IN CONNECTION WITH COMPLEX FINANCIAL TRANSACTIONS ARE MOST QUICKLY AND ECONOMICALLY RESOLVED BY AN EXPERIENCED AND EXPERT PERSON AND THE PARTIES WISH APPLICABLE STATE AND FEDERAL LAWS TO APPLY (RATHER THAN ARBITRATION RULES), THE PARTIES DESIRE THAT THEIR DISPUTES BE RESOLVED BY A JUDGE APPLYING SUCH APPLICABLE LAWS. THEREFORE, TO ACHIEVE THE BEST COMBINATION OF THE BENEFITS OF THE JUDICIAL SYSTEM AND OF ARBITRATION, THE PARTIES HERETO WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, OR PROCEEDING BROUGHT TO RESOLVE ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN THE PARTIES ARISING OUT OF, CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH, THIS AGREEMENT OR ANY OF THE SERIES A PREFERRED OR THE TRANSACTIONS RELATED THERETO.

29. Construction. Notwithstanding the terms of this Agreement, so long as the GECC Subordination Agreement has not been terminated in accordance with its terms, the Company, the Subordinated Creditors and UWG agree that the Company and the Subordinated Creditors shall comply with their obligations under the GECC Subordination Agreement in the event of any conflict between the terms of this Agreement and the GECC Subordination Agreement, the terms of the GECC Subordination Agreement shall control. Each of the lenders party to that certain Second Amended and Restated Loan Agreement dated as of December 29, 2003 by and among the Company, General Electric Capital Corporation, as Agent, and such lenders is an intended third party beneficiary of this Section 29, and shall have the independent right to enforce the provisions of this Section.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties hereto have caused this Intercreditor and Subordination Agreement to be duly executed delivered as of the day and year first above written.

Address for Notices for each of the Subordinated Creditors:
/s/ Raymond L. Nidiffer
Raymond L. Nidiffer

615 Fifth Street Brookings, OR 97415	/s/ M. June Nidiffer
M. June Nidiffer

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Alan W. Nidiffer Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Douglas A. Nidiffer Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Ethan R. Fletcher Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Jacob B. Fletcher Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Mary H. Nidiffer Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Patricia A. Nidiffer Irrevocable Trust

/s/ Raymond L. Nidiffer
Raymond L. Nidiffer, as Trustee of the Sara M. Nidiffer Irrevocable Trust

Address of Company:	Company

615 5th Street	C & K MARKET, INC.
Brookings, OR 97415
Attn: Rex Scoggins
Telecopy No.: (541) 469-6717	By:	/s/ Douglas Nidiffer
	Name:	Douglas Nidiffer
	Title:	President

Address of UWG:	UNIFIED WESTERN GROCERS, INC.

	By:	/s/ Christine Neal
	Name:	Christine Neal
Telecopy No.:	Title:	Vice President, Treasurer